THE ALGER FUNDS

                      SUPPLEMENT DATED JUNE 14, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006
                         AS SUPPLEMENTED MARCH 31, 2006

      (1) The following supplements the disclosure in the first and second paragraphs of the section entitled "Legal Proceedings" on page 23 of the
Prospectus:

      On June 7, 2006, the Manager, its parent, Alger Inc., and their affiliated companies reached an agreement in principle with the staff of the New York Regional Office of the SEC and with the staff of the New York State Attorney General's office ("NYAG") resolving all issues with the SEC and the NYAG related to the allegations of mutual fund market timing and late trading that were the subject of the December 2005 Wells Notice. The Manager and Alger Inc. are working with the staff of the SEC and the NYAG to finalize the agreement. The agreement is subject to the approval of the SEC and the NYAG. In the proposed settlement agreement, without admitting or denying liability, the firm will consent to the payment of $30 million dollars to reimburse fund shareholders; a fine of $10 million; and certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. The Manager has advised the Trust that the proposed settlement payment is not expected to adversely affect the operations of the Manager, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Trust.

                              ---------------------

      (2) Eric Shen has been appointed a co-manager of the Alger Health Sciences Fund. Accordingly, the following sentence replaces the second sentence of the first paragraph under the heading "Portfolio Managers" on page 21 of the
Prospectus:

      Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Anne Meisner, Thomas Mulle, CFA, Rosanne Ott, Joanne Sayers, Eric Shen and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments.

      In addition, the following is added to the descriptions of portfolio managers on pages 21-23 of the Prospectus:

      o Mr. Shen, co-manager of the Alger Health Sciences Fund since May 30, 2006, has been employed by the Manager since that date as a Vice President and Analyst. Previously, he was an equity ana-

                                                                        AS061306

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lyst in the health care sector at Dresden RCM and,  before  that,  at  Robertson
Stephens, since 1999.

                              ---------------------

      (3) The first sentence of the biographical paragraph for John A. Curry on page 22 of the Prospectus is replaced with the following:

      o Mr. Curry, manager of the Alger Money Market Fund and co-manager of the Balanced Fund since December 2004 and manager of the Core Fixed-Income Fund since its inception on March 1, 2006, has been employed by the Manager as a Vice President and portfolio manager since December 2004.

                              ---------------------

      (4) The following line is added to the schedule of minimum investments on page 31 of the Prospectus:

Asset-based Fee Program Accounts      $250    $50

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      (5) The following replaces the disclosure under "Waivers of Sales Charges"
on page 31 of the Prospectus:

      No initial sales charge (Class A) or CDSC (Classes A, B or C) is imposed on purchases or redemptions (1) by (i) employees of Fred Alger & Company Incorporated ("Alger Inc." or the "Distributor") and its affiliates, (ii) Individual Retirement Accounts ("IRAs"), Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended ("ERISA") that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the Investment Company Act of 1940, as amended, in connection with the combination of the investment company with the Trust by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a financial institution as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; and (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001.

      Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Trust at (800) 992-3863.

      Any CDSC which otherwise would be imposed on redemptions of shares of a Fund will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an IRA following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal pay-ments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

                              ---------------------

      (6) The following is added to the disclosure under "Other Information" on page 38 of the Prospectus:

      From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.